UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2009
LSB CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	000-32955	04-3557612
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Massachusetts Avenue
North Andover, Massachusetts 01845
(978) 725-7500
(Address, including zip code, of registrant’s principal executive offices and registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.    Termination of a Material Definitive Agreement.
     On November 18, 2009, the registrant repaid the entire $15 million preferred stock investment it received under the United States Treasury’s Capital Purchase Program. A copy of the registrant’s November 18, 2009 press release is attached as Exhibit 99.1 to this filing and is incorporated herein by reference.
Item 8.01.    Other Events.
     On November 18, 2009, the registrant repaid the entire $15 million preferred stock investment it received under the United States Treasury’s Capital Purchase Program. A copy of the registrant’s November 18, 2009 press release is attached as Exhibit 99.1to this filing and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits
(d)	Exhibits.
99.1	Press Release dated November 18, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSB CORPORATION
DATED: November 19, 2009	By:	/s/ GERALD T. MULLIGAN
Gerald T. Mulligan
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 18, 2009